                                                                  EXHIBIT 99(ii)
                                                                  --------------



            The Financial Reports, as amended, which are being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report January 20, 1998, are being filed without the schedules to the Monthly Cash Statement (Form 5). Set forth below is a list of the omitted Schedules to Form 5 which Cincinnati Microwave, Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request: (i) Fifth Third Bank statement regarding the Company's General Account and (ii) the Supplement to Disbursements containing a listing of the Company's wire transfers, system checks and manual checks.


                                               CINCINNATI MICROWAVE, INC.




                                               By:  /s/ George W. Fels
                                                   ----------------------------
                                                        George W. Fels
                                                        President